EXHIBIT NO. 99.1


                                                                    NEWS RELEASE
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COMPANY CONTACT:
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Bill Bush
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International Microcomputer Software, Inc.
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415.878.4039
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E-mail: bbush@imsisoft.com
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               IMSI(R) ANNOUNCES FIRST QUARTER RESULTS WITH A 251%
                               INCREASE IN REVENUE
  Company exceeds revenue and earnings guidance and turns cash flow positive.


NOVATO, CALIF., NOVEMBER 11, 2004 - IMSI(R) (OTCBB: IMSI), a leading developer and publisher of precision design, consumer and business software solutions, today announced its financial results for the three months ended September 30, 2004. IMSI reported net revenues of $5.7 million and a net loss of $275,000, or $0.01 per share. Net revenues from continuing operations increased 251% as compared to the same period in the previous fiscal year reflecting the strength of the precision design business and the acquisition of Allume Systems, Inc. (formerly Aladdin Systems, Inc.) which was completed in the fourth quarter of FY 2004 and the acquisition of Houseplans, Inc. in November 2003.

The company's financial results improved significantly as compared to prior periods. Amongst the many improvements were the following;

o Sales increased to $5.7 million, representing an increase from $1.6 million (a 251% increase from the same period of the prior year) and $5.3 million (an 8% increase on a sequential basis) reflecting the strength of our products and services. The sequential sales increase is particularly noteworthy as the summer months are a traditionally slow period for software sales.

o Gross margins improved to 73% from 65% (a 12% increase from the same period of the prior year) and 67% (a 9% increase on a sequential basis) reflecting improvements in distribution and increased direct marketing activities.

o Cash generated from operations was a positive $163,000 as compared to a negative $2.0 million from the prior years quarter and a negative $455,000 on a sequential basis.

o Operating loss narrowed substantially both sequentially and as compared to the prior years quarter to $286,000 from $1.6 million and $616,000, respectively. This decrease reflects the effectiveness of our cost reduction programs and integration efforts which have been a primary focus of the company during the last six months.

o Net loss per share improved to $0.01 as compared to our guidance range of a loss per share of $0.03 to $0.05 and a negative $0.02 per share from the same quarter of the prior year.

o EBITDA, which excludes interest, amortization and depreciation of $432,000, was a positive $158,000, an improvement from a negative $454,000 from the same quarter of the prior year and a negative $192,000 from the fourth quarter of FY 2004..

With the doubling of our revenue and our plan to generate operating profits in the current fiscal year from further cost cutting and operating efficiencies realized from acquisitions, IMSI is well positioned to create long term shareholder value. The sale of the Keynomics subsidiary and the Cadalog.com website, both at a gain, are examples of our continuing focus on the most profitable and strategic segments of our core business.

"As demonstrated by the financial improvements from the quarter, we are driving to profitability with a strong focus on increased sales and lower operating expenses to return the company to solid sustainable profitability", said Martin Wade, IMSI CEO. "As we have in the past twelve months, we plan to continue to identify, acquire and integrate high growth companies aimed at optimizing operating performance."

"With the successful launch of several products in the September quarter, including new versions of our two flagship products StuffIt and TurboCAD, we continue to deliver on our product focused growth strategy", stated Gordon Landies, IMSI President. "Our key initiatives will leverage our strengths in acquiring, developing and distributing products and services direct to consumers and businesses. During the quarter we had strong results across all of our major product areas including utilities, precision design and the distribution of house plans online. We are excited by the progress of our Houseplans, Inc. subsidiary and the continued growth in its stock house plan library, which now exceeds 17,000 plans, the largest on the Internet. As demonstrated by our recent purchase of Abbisoft House Plans, Inc ("Abbisoft"), we intend to continue to acquire products and services which are a strategic fit with our existing assets and strategy."

The following significant events occurred during the September quarter;

HOUSEPLANS, INC.:

o In October 2004 Houseplans, Inc. became the largest provider of stock house plans with more than 17,000 plans available at its website, www.houseplans.com.

o On September 28, 2004, we acquired Abbisoft, the owner and operator of the www.homeplanfinder.com website, an acquisition which we expect to significantly strengthen our stock house plans business. With Abbisoft's strong reputation with contractors and builders, we expect to be able to increase our combined reach into this important segment of the house plans market.

o On September 20, 2004, consistent with our strategy of strengthening relationships with the builder community, we launched a professional stock house plans offering at www.prohouseplans.com a site dedicated to serving the needs of this community.

CONSUMER & BUSINESS SOFTWARE SOLUTIONS DIVISION:

o Throughout the quarter, this division of the company had several major product launches including;

      o StuffIt Deluxe & Standard in September 2004: These new versions allow users faster file compression and decompression and enhanced backup features that streamline the process of storing files on multiple CDs/DVDs, and other storage media.

      o Spring Cleaning v7.0; The newest version of the best-selling Mac clean-up tool which boosts computer performance and enables users to take control of and protect their privacy.

o In addition to these key products, the division also launched several other new and popular products. For more information visit the division's websites at www.allume.com and www.stuffit.com.

PRECISION DESIGN DIVISION:

o In the quarter ended September 2004, the division had the following two major product launches;

      o TurboCAD 10.2 , which is focused on the needs of the mechanical and architectural design communities; and

      o FloorPlan 3D v9.0, which allows the user to create designs and floor plans faster and easier in 3D than ever before.

o We sold the Cadalog .com website, at a gain, in order to focus on the delivery of content and services to our customers in the design industry thru our portal at www.cadsymbols.com.

o     In  addition  to  these  product  launches,   visit  www.imsisoft.com  and
      www.turbocad.com for additional product and service information.

           INTERNATIONAL MICROCOMPUTER SOFTWARE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands, except share amounts)

                                                             September 30,   June 30,
                                                                 2004          2004
                                                               --------     --------
                                                              Unaudited
ASSETS
  Current assets:
    Cash and cash equivalents                                  $  3,806     $  3,212
    Investment in marketable securities                           2,383        2,151
    Receivables, less allowances for doubtful accounts,           2,594        2,522
      discounts and returns of $935
    Inventories, net of reserves for obsolescence of $123         1,072        1,122
    Receivables, other (related to discontinued operations)          --        1,000
    Note receivable from related party                              350          350
    Other current assets                                            751          552
    Assets related to discontinued operations                     1,149          828
                                                               --------     --------
  Total current assets                                           12,105       11,737
  Fixed assets, net                                                 623          637
  Intangible Assets
    Capitalized software, net                                     2,604        2,748
    Domain names, net                                             2,103        1,566
    Trademarks                                                      722          709
    Distribution rights, net                                        569          594
   Capitalized customer lists                                     1,008          843
   Goodwill                                                       8,759        7,559
                                                               --------     --------
  Total intangible assets                                        15,765       14,019
  Other assets:
   Prepaid expenses                                                  86           99
    Investment in securities                                         --        1,771
                                                               --------     --------
  Total other assets                                                 86        1,870
                                                               --------     --------
TOTAL ASSETS                                                     28,579       28,263
                                                               ========     ========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Short term debt
                                                                  2,601        3,557
    Trade accounts payable                                        2,145        2,375
    Accrued and other liabilities                                 2,555        1,751
                                                               --------     --------
  Total current liabilities                                       7,301        7,683

    Liabilities related to discontinued operations                   42          397
    Long-term debt and other obligations                          2,052        2,318
                                                               --------     --------
  Total liabilities                                               9,395       10,398

    Shareholders' Equity
    Common stock, no par value; 300,000,000 authorized;
      28,011,456 issued and outstanding on September 30,
      2004 and 26,261,829 issued and outstanding on
      June 30, 2004                                              43,116       41,512

    Accumulated deficit                                         (23,852)     (23,577)

    Accumulated other comprehensive loss                            (80)         (70)
                                                               --------     --------
  Total shareholders' equity                                     19,184       17,865
                                                               --------     --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 28,579     $ 28,263

           INTERNATIONAL MICROCOMPUTER SOFTWARE, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
                               COMPREHENSIVE LOSS
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                                    THREE MONTHS ENDED SEPTEMBER 30,
                                                                    --------------------------------
                                                                          2004           2003
                                                                        -------        -------
Net revenues                                                            $ 5,694        $ 1,621
Product costs                                                             1,514            574
                                                                        -------        -------
GROSS MARGIN                                                              4,180          1,047

COSTS AND EXPENSES:
Sales and marketing                                                       2,293            598
General and administrative                                                1,134            657
Research and development                                                  1,039            408
                                                                        -------        -------
TOTAL OPERATING EXPENSES                                                  4,466          1,663

                                                                        -------        -------
OPERATING LOSS                                                             (286)          (616)

OTHER INCOME AND EXPENSE:
Interest and other, net                                                      18             82
Realized / unrealized gain (loss) on marketable securities                  (50)           130
Gain on extinguishment of debt                                               --             81

                                                                        -------        -------
LOSS BEFORE INCOME TAX                                                     (318)          (323)

Income tax (expense) benefit                                                 (5)             4

                                                                        -------        -------
LOSS FROM CONTINUING OPERATIONS                                            (323)          (319)

Loss from discontinued operations, net of income tax                         (5)           (81)
Gain from the sale of discontinued operations, net of income tax             53             --

                                                                        -------        -------
NET LOSS                                                                ($  275)       ($  400)
                                                                        =======        =======

OTHER COMPREHENSIVE LOSS
       Foreign currency translation adjustments                             (10)            (4)
                                                                        -------        -------
COMPREHENSIVE LOSS                                                      ($  285)       ($  404)
                                                                        -------        -------

BASIC AND DILUTED LOSS PER SHARE
Loss from continuing operations                                          ($0.01)        ($0.02)
Loss from discontinued operations, net of income tax                     ($0.00)        ($0.00)
Gain from the sale of discontinued operations, net of income tax          $0.00             --
Net loss                                                                 ($0.01)        ($0.02)

Shares used in computing basic and diluted loss per share information    26,462         22,934

BUSINESS OUTLOOK

IMSI's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. The following forward-looking statements reflect IMSI's expectations as of November 11, 2004. Due to potential changes in general economic conditions and the various other risk factors discussed in IMSI's reports filed periodically with the Securities and Exchange Commission, actual results may differ materially. IMSI does not intend to update these forward-looking statements until its next quarterly results announcement, other than in other publicly available statements.

-----------------------------------------------------------------------------------------------------
in millions except for
per share amounts                                       FY 05 Forecast
-----------------------------------------------------------------------------------------------------
                             Guidance    Actual                   Guidance
                                Q1         Q1         Q2             Q3           Q4         Total
-----------------------------------------------------------------------------------------------------
Net Revenues                 $5.4-5.6    $ 5.7      $5.9-6.3      $6.0-6.4     $6.2-6.5   $23.8-24.9
-----------------------------------------------------------------------------------------------------
Operating Income (Loss)   ($1.2)-(1.4)    (0.3)  ($0.3)-(0.6)     $0.1-0.3     $0.3-0.7   ($0.2)-0.1
-----------------------------------------------------------------------------------------------------
Net income/(Loss)         ($1.1)-(1.3)   $(0.3)  ($0.2)-(0.5)     $0.2-0.4     $2.3-2.7     $2.0-2.3
-----------------------------------------------------------------------------------------------------
Fully Diluted Shares             26.5     26.5          28.3          29.2         29.8         28.8
=====================================================================================================
Earnings/(Loss) per share  ($0.03-.05)  ($0.01)   $0.0-(0.03)   $0.01-0.03   $0.08-0.10   $0.06-0.08
=====================================================================================================

ABOUT IMSI

Founded in 1982, IMSI has established a tradition of providing the professional and home user with innovative technology and easy-to-use, high-quality software products at affordable prices. The company maintains two business divisions. The Precision Design division, anchored by IMSI's flagship product, TurboCAD(R) and the DesignCAD(TM) line, also develops and markets other visual content and design software such as FloorPlan(R) 3D and TurboCADCAM. The division also includes several online properties focused on the sale of content and services to the architectural, engineering and construction market thru its stock house plans site at Houseplans.com and the online CAD symbol sites, CADsymbols.com and CADsymbol.net. The Consumer and Business Software Solutions division, which is anchored by Allume Systems, Inc. (formerly Aladdin Systems, Inc.), provides businesses and consumers with software solutions through its popular products such as StuffIt(R), Internet Cleanup(TM), Spring Cleaning(TM), SpamCatcher(TM), TurboProject(TM), FormTool(TM), FlowCharts&More(TM), HiJaak(R) and TurboTyping(TM). More information about IMSI can be found at www.imsisoft.com and www.allume.com.

Safe Harbor Statement

This  announcement  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and within the meaning of the Private Securities

Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company's annual report on Form 10-KSB, and as amended, for the year ended June 30, 2004, and such other risks detailed from time to time in the company's reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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